UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported):
October 21, 2014
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	000-54674	27-0351641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.
On October 21, 2014, Steadfast Income REIT, Inc. (the “Company”) issued a press release and a letter to its stockholders regarding the Company’s engagement of Goldman, Sachs & Co. (“Goldman Sachs”) and the suspension of the Company’s distribution reinvestment plan and its share redemption plan, all of which are further described below under Item 8.01. A copy of the press release and stockholder letter are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference. The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall the information be deemed incorporated by reference, except as shall be expressly set forth by the specific reference in such filing.

Item 8.01.     Other Events.
Engagement of Financial Advisors to Evaluate Strategic Alternatives
On October 21, 2014, the Company announced that it has retained Goldman Sachs as its financial advisor to assist in evaluating strategic alternatives for a potential liquidity event for the Company. There is no set timetable for completion of the board of directors’ review of strategic alternatives and there can be no assurances that the review process will result in any transaction being announced or completed.

Suspension of Distribution Reinvestment Plan
In connection with the Company’s exploration of strategic alternatives, the Company’s board of directors elected to suspend its distribution reinvestment plan. As a result, all distributions paid following the November distribution payment date will be paid in cash and not reinvested in shares of the Company’s common stock. The Company’s board of directors may in the future reinstate the distribution reinvestment plan, although there is no assurance as to if or when this will happen.

Suspension of Share Repurchase Plan
The Company’s board of directors also elected to suspend the Company’s share repurchase plan, effective November 20, 2014. As a result, the Company will not process redemption requests received after such date. The Company’s board of directors may in the future reinstate the share repurchase plan, although there is no assurance as to if or when this will happen.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press Release, dated October 21, 2014

99.2	Letter to stockholders, dated October 21, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.

Date:	October 21, 2014	By:	/s/ Kevin J. Keating
Kevin J. Keating
Treasurer

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release, dated October 21, 2014

99.2	Letter to stockholders, dated October 21, 2014